                                                                    EXHIBIT 23.1


                          Consent of Grant Thornton LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation of our report dated March 21, 2003, included in this Annual Report on Form 10-KSB, into the Donlar Corporation previously filed Registration Statements on Form S-8, File Nos. 333-95943, 333-47285, 333-29113, 333-18157, 333-63932 and 333-60002.

GRANT THORNTON LLP

Chicago, Illinois
April __, 2003